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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2007


                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Virginia                 000-23847               54-1873994
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)


                               25020 Shore Parkway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (757) 787-1335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events

         On May 8, 2007, the Board of Directors of Shore Financial Corporation authorized a stock repurchase plan in which management is authorized to repurchase up to 125,000 of its outstanding common stock. This authorization will expire on May 8, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

         (d)    Exhibits.

         Exhibit 99.1 Press release announcing Shore Financial Corporation's stock repurchase plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                                 By:      /s/  Steven M. Belote
                                 -----------------------------------
                                          Steven M. Belote
                                          Senior Vice President and
                                          Chief Financial Officer



May 10, 2007

FOR IMMEDIATE RELEASE
May 10, 2007




Shore Financial Corporation Announces Stock Repurchase Plan

Onley, VA: The Board of Directors of Shore Financial Corporation (NASDAQ: SHBK) has authorized a stock repurchase plan in which management is authorized to repurchase up to 125,000 of its outstanding common stock. This authorization will expire on May 8, 2008.

Shore Financial Corporation is a bank holding company operating seven branches on the Eastern Shore of Virginia and Maryland through its wholly owned subsidiary, Shore Bank. For more information on stock, products and services, visit www.shorebank.com.

         This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in economic conditions; significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the company's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. Shore Financial Corporation does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contact:

Lynn M. Badger
Shore Financial Corporation
P. O. Box 920 Onley, VA 23418 (757) 787-1335
lbadger@shorebank.com